EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Robert Prokos, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of HealthRenu Medical, Inc. on Form 10-QSB for the quarterly period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 except that the accompanying unaudited interim financial statements have not been reviewed by an independent public accountant and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of HealthRenu Medical, Inc.


                                     By: /s/ Robert Prokos
                                         --------------------------
                                     Name: Robert Prokos
                                           Chief Executive Officer
                                           and President

May 22, 2006